Exhibit 1.A(10)(a)(vi)

[ING Logo]	Use only for the following products:
Check the product to which the New Business request applies.
	☐ FirstLine (2500)	☐ Variable Survivorship UL (2504)
Security Life of Denver Insurance Company	☐ Estate Designer (2506)

Variable Life Customer Service Center	Use only for the following products:
P.O. Box 173888 • Denver, CO 80217-3888	Check the product to which the Service Only request applies.
Minot Service Center: 877-253-5050 • ing-securitylife.com	☐ Strategic Advantage (2501)	☐ FirstLine II (2502)
Employer Sponsored Plans: 877-329-7543	☐ Strategic Advantage II (2503)

M Financial
Supplement to Flexible Premium Variable Life Insurance
Application Investment Feature Selection Form

Section A – Premium Allocation

☐    Initial Premium Allocation (New Business)    ☐    Premium Allocation Change Request (Service Only)

Premium Allocation. Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

% GUARANTEED INTEREST DIVISION		SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM – Series I		ING Partners – Initial Class		M Funds
%	V.I. Capital Appreciation Fund	%	ING UBS Tactical Asset Allocation Portfolio	%	Brandes International Equity Fund
%	V.I. Government Securities Fund	%	ING Van Kampen Comstock Portfolio	%	Business Opportunity Value Fund
				%	Clifton Enhanced U.S. Equity Fund
Alger American		ING Variable Portfolios (VP) – Class R Shares		%	Frontier Capital Appreciation Fund
%	Growth Portfolio	%	Index Plus Large Cap Portfolio	%	Ranger Capital
%	Leveraged AllCap Portfolio	%	Index Plus Mid Cap Portfolio	%	Turner Core Growth Fund
%	MidCap Growth Portfolio	%	Index Plus Small Cap Portfolio
%	Small Capitalization Portfolio			Neuberger Berman
		ING Variable Products Trust (VP) – Class R Shares		%	AMT Growth Portfolio
Fidelity Variable Insurance Products Fund (VIP)%			Growth Opportunities Portfolio	%	AMT Limited Maturity Bond Portfolio
%	Growth Portfolio	%	MagnaCap Portfolio	%	AMT Partners Portfolio
%	Money Market Portfolio	%	MidCap Opportunities Portfolio
%	Overseas Portfolio	%	SmallCap Opportunities Portfolio	Pioneer Funds-Class I
				%	Mid Cap Value VCT Portfolio
Fidelity Variable Insurance Products Fund II (VIP II)		INVESCO Variable Investment Fund (VIF)%			Small Cap Value VCT Portfolio
%	Asset ManagerSM Portfolio (Service Class)%		VIF-Core Equity Fund
%	Index 500 Portfolio	%	VIF-Health Sciences Fund	Putnam Variable Trust (VT) Class IB Shares
		%	VIF-High Yield Fund	%	Growth & Income Fund
The GCG Trust		%	VIF-Small Company Growth Fund	%	New Opportunities Fund
%	Fully Managed Portfolio	%	VIF-Total Return Fund	%	Small Cap Value Fund
%	Mid-Cap Growth Portfolio	%	VIF-Utilities Fund	%	Voyager Fund

ING Income Shares – Class R Shares		Janus Aspen Series Service Shares		Van Eck
%	VP Bond Portfolio	%	Aggressive Growth Portfolio	%	Worldwide Bond Fund
		%	Growth Portfolio	%	Worldwide Emerging Markets Fund
		%	International Growth Portfolio	%	Worldwide Hard Assets Fund
		%	Worldwide Growth Portfolio	%	Worldwide Real Estate Fund

Designated Deduction Option. You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.

Name of Investment Option:

Section B – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐    I do not want telephone privileges.

☐    I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note: Signature required on back page.

V-174-01(MFinancial)

Section C – Automatic Rebalancing Option

☐    Initiate Automatic Rebalancing (complete below)

☐    Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

AIM – Series I		ING Partners – Initial Class		M Funds
%	V.I. Capital Appreciation Fund	%	ING UBS Tactical Asset Allocation Portfolio	%	Brandes International Equity Fund
%	V.I. Government Securities Fund	%	ING Van Kampen Comstock Portfolio	%	Business Opportunity Value Fund
				%	Clifton Enhanced U.S. Equity Fund
Alger American		ING Variable Portfolios (VP) – Class R Shares		%	Frontier Capital Appreciation Fund
%	Growth Portfolio	%	Index Plus Large Cap Portfolio	%	Ranger Capital
%	Leveraged AllCap Portfolio	%	Index Plus Mid Cap Portfolio	%	Turner Core Growth Fund
%	MidCap Growth Portfolio	%	Index Plus Small Cap Portfolio
%	Small Capitalization Portfolio			Neuberger Berman
		ING Variable Products Trust (VP) – Class R Shares		%	AMT Growth Portfolio
Fidelity Variable Insurance Products Fund (VIP)%			Growth Opportunities Portfolio	%	AMT Limited Maturity Bond Portfolio
%	Growth Portfolio	%	MagnaCap Portfolio	%	AMT Partners Portfolio
%	Money Market Portfolio	%	MidCap Opportunities Portfolio
%	Overseas Portfolio	%	SmallCap Opportunities Portfolio	Pioneer Funds-Class I
				%	Mid Cap Value VCT Portfolio
Fidelity Variable Insurance Products Fund II (VIP II)		INVESCO Variable Investment Fund (VIF)%			Small Cap Value VCT Portfolio
%	Asset ManagerSM Portfolio (Service Class)%		VIF-Core Equity Fund
%	Index 500 Portfolio	%	VIF-Health Sciences Fund	Putnam Variable Trust (VT) Class IB Shares
		%	VIF-High Yield Fund	%	Growth & Income Fund
The GCG Trust		%	VIF-Small Company Growth Fund	%	New Opportunities Fund
%	Fully Managed Portfolio	%	VIF-Total Return Fund	%	Small Cap Value Fund
%	Mid-Cap Growth Portfolio	%	VIF-Utilities Fund	%	Voyager Fund

ING Income Shares – Class R Shares		Janus Aspen Series Service Shares		Van Eck
%	VP Bond Portfolio	%	Aggressive Growth Portfolio	%	Worldwide Bond Fund
		%	Growth Portfolio	%	Worldwide Emerging Markets Fund
		%	International Growth Portfolio	%	Worldwide Hard Assets Fund
		%	Worldwide Growth Portfolio	%	Worldwide Real Estate Fund
                 % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐    Monthly        ☐    Quarterly        ☐    Semi-annually        ☐    Annually

Date:

☐	Policy Processing Date – Date on which processing will occur based on frequency selected beginning (Month/Date)

☐    Last Valuation Date of Calendar Period

☐ Specific Date each Period beginning	_______________________________________________________________________
(Specify Date)

Section D – Dollar Cost Averaging Option

☐    Initiate Dollar Cost Averaging (complete below)            ☐    Change Dollar Cost Averaging (complete below)

Please transfer $                 or                  % from:
(check one only)    ☐    Fidelity Investment Money Market Division    ☐    Neuberger Berman Limited Maturity Bond Investment Option

Dollar Cost Averaging Option

	AIM – Series I		INVESCO Variable Investment Fund (VIF)
$ or %	V.I. Capital Appreciation Fund	$ or %	VIF-Core Equity Fund
$ or %	V.I. Government Securities Fund	$ or %	VIF-Health Sciences Fund
	Alger American	$ or %	VIF-High Yield Fund
$ or %	Growth Portfolio	$ or %	VIF-Small Company Growth Fund
$ or %	Leveraged AllCap Portfolio	$ or %	VIF-Total Return Fund
$ or %	MidCap Growth Portfolio	$ or %	VIF-Utilities Fund
$ or %	Small Capitalization Portfolio		Janus Aspen Series Service Shares
	Fidelity Variable Insurance Products Fund (VIP)	$ or %	Aggressive Growth Portfolio
$ or %	Growth Portfolio	$ or %	Growth Portfolio
$ or %	Money Market Portfolio	$ or %	International Growth Portfolio
$ or %	Overseas Portfolio	$ or %	Worldwide Growth Portfolio
	Fidelity Variable Insurance Products Fund II (VIP II)		M Funds Brandes International Equity Fund
$ or %	Asset ManagerSM Portfolio (Service Class)	$ or %
$ or %	Index 500 Portfolio	$ or %	Business Opportunity Value Fund
	The GCG Trust	$ or %	Clifton Enhanced U.S. Equity Fund
$ or %	Fully Managed Portfolio	$ or %	Frontier Capital Appreciation Fund
$ or %	Mid-Cap Growth Portfolio	$ or %	Ranger Capital
	ING Income Shares – Class R Shares	$ or %	Turner Core Growth Fund
$ or %	VP Bond Portfolio		Neuberger Berman
	ING Partners – Initial Class	$ or %	AMT Growth Portfolio
$ or %	ING UBS Tactical Asset Allocation Portfolio	$ or %	AMT Limited Maturity Bond Portfolio
$ or %	ING Van Kampen Comstock Portfolio	$ or %	AMT Partners Portfolio
	ING Variable Portfolios (VP) – Class R Shares		Pioneer Funds-Class I
$ or %	Index Plus Large Cap Portfolio	$ or %	Mid Cap Value VCT Portfolio
$ or %	Index Plus Mid Cap Portfolio	$ or %	Small Cap Value VCT Portfolio
$ or %	Index Plus Small Cap Portfolio		Putnam Variable Trust (VT) Class IB Shares
	ING Variable Products Trust (VP) – Class R Shares	$ or %	Growth & Income Fund
$ or %	Growth Opportunities Portfolio	$ or %	New Opportunities Fund
$ or %	MagnaCap Portfolio	$ or %	Small Cap Value Fund
$ or %	MidCap Opportunities Portfolio	$ or %	Voyager Fund
$ or %	SmallCap Opportunities Portfolio		Van Eck
		$ or %	Worldwide Bond Fund
		$ or %	Worldwide Emerging Markets Fund
		$ or %	Worldwide Hard Assets Fund
		$ or %	Worldwide Real Estate Fund

Frequency and Date of Dollar Cost Averaging:    (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐    Monthly        ☐    Quarterly        ☐    Semi-annually        ☐    Annually

Date:

☐	Policy Processing Date - Date on which processing will occur based on frequency selected beginning (Month/Date)

☐    Specific Date each Period beginning                                                                (Specify Date)

Terminate:

☐    Terminate Dollar Cost Averaging on (date)

☐    Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $

Section E – Investment Option Transfer Request

Transfer From	Investment Option	Transfer To	Transfer From	Investment Option	Transfer To
AIM – Series I			The INVESCO Variable Investment Fund (VIF)
$ or %	V.I. Capital Appreciation Fund	$ or %	$ or %	VIF-Core Equity Fund	$ or %
$ or %	V.I. Government Securities Fund	$ or %	$ or %	VIF-Health Sciences Fund	$ or %
Alger American			$ or %	VIF-High Yield Fund
$ or %	Growth Portfolio	$ or %	$ or %	VIF-Small Company Growth Fund	$ or %
$ or %	Leveraged AllCap Portfolio	$ or %	$ or %	VIF-Total Return Fund	$ or %
$ or %	MidCap Growth Portfolio	$ or %	$ or %	VIF-Utilities Fund	$ or %
$ or %	Small Capitalization Portfolio	$ or %	Janus Aspen Series Service Shares
Fidelity Variable Insurance Products Fund (VIP)			$ or %	Aggressive Growth Portfolio	$ or %
$ or %	Growth Portfolio	$ or %	$ or %	Growth Portfolio	$ or %
$ or %	Money Market Portfolio	$ or %	$ or %	International Growth Portfolio	$ or %
$ or %	Overseas Portfolio	$ or %	$ or %	Worldwide Growth Portfolio	$ or %
Fidelity Variable Insurance Products Fund II (VIP II)				M Funds Brandes International Equity Fund
$ or %	Asset ManagerSM Portfolio	$ or %	$ or %		$ or %
$ or %	Index 500 Portfolio	$ or %	$ or %	Business Opportunity Value Fund	$ or %
The GCG Trust			$ or %	Clifton Enhanced U.S. Equity Fund	$ or %
$ or %	Fully Managed Portfolio	$ or %	$ or %	Frontier Capital Appreciation Fund	$ or %
$ or %	Mid-Cap Growth Portfolio	$ or %	$ or %	Ranger Capital	$ or %
	ING Income Shares – Class R Shares		$ or %	Turner Core Growth Fund	$ or %
$ or %	VP Bond Portfolio	$ or %	Neuberger Berman
ING Partners – Initial Class			$ or %	AMT Growth Portfolio	$ or %
$ or %	ING UBS Tactical Asset Allocation Portfolio	$ or %	$ or %	AMT Limited Maturity Bond Portfolio	$ or %
$ or %	ING Van Kampen Comstock Portfolio	$ or %	$ or %	AMT Partners Portfolio	$ or %
ING Variable Portfolios (VP) – Class R Shares			Pioneer Funds-Class I
$ or %	Index Plus Large Cap Portfolio	$ or %	$ or %	Mid Cap Value VCT Portfolio	$ or %
$ or %	Index Plus Mid Cap Portfolio	$ or %	$ or %	Small Cap Value VCT Portfolio	$ or %
$ or %	Index Plus Small Cap Portfolio	$ or %	Putnam Variable Trust (VT) Class IB Shares
ING Variable Products Trust (VP) – Class R Shares			$ or %	Growth & Income Fund	$ or %
$ or %	Growth Opportunities Portfolio	$ or %	$ or %	New Opportunities Fund	$ or %
$ or %	MagnaCap Portfolio	$ or %	$ or %	Small Cap Value Fund	$ or %
$ or %	MidCap Opportunities Portfolio	$ or %	$ or %	Voyager Fund	$ or %
$ or %	SmallCap Opportunities Portfolio	$ or %		Van Eck
			$ or %	Worldwide Bond Fund	$ or %
			$ or %	Worldwide Emerging Markets Fund	$ or %
			$ or %	Worldwide Hard Assets Fund	$ or %
			$ or %	Worldwide Real Estate Fund	$ or %
$ or %	Guaranteed Interest Division	$ or %

Section F – Signatures

I/We acknowledge that we have read and understand:

1.	the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.
2.	I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.
3.	that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.

Signature of Owner(s) and authorized Registered Representative:

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

Signature of Spouse (if applicable)                                                                                        Date

If corporation, provide title of officer

Print name of Insured(s)

Policy Number                                                                                                           Daytime Phone Number
(For corporate owned/sponsored plans attach list of applicable policies)